Exhibit 10.2

FOURTH AMENDMENT TO INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - GROSS MODIFIED

BY AND BETWEEN GENELUX CORPORATION, A DELAWARE CORPORATION, AND

MARINDUSTRY PARTNERS, LP, A CALIFORNIA LIMITED PARTNERSHIP

This Fourth Amendment to Industrial/Commercial Multi-Tenant Lease - Gross Modified by and between Genelux Corporation, a Delaware corporation, and Marindustry Partners, LP, a California limited partnership (the “Fourth Amendment”), is executed to be effective as of March 10, 2026 (the “Amendment Effective Date”) as follows:

RECITALS

A. On July 2, 2018, Marindustry Partners, LP, a California limited partnership (“Lessor”), and Genelux Corporation, a Delaware corporation (“Lessee”), entered into that certain Industrial/Commercial Multi-Tenant Lease - Gross Modified (the “Original Lease”), whereby Lessee leased from Lessor the Premises located at 6335 Marindustry Drive, San Diego, California 92121.

B. On August 10, 2020, the Original Lease was amended by a First Amendment (the “First Amendment”) whereby Lessee entered into a rent deferment plan for repayment of Rent Arrears.

C. On March 30, 2022, the Original Lease was amended by a Second Amendment (the “Second Amendment”) whereby the term of the Lease was extended for a period of sixty (60) months beginning October 1, 2023 and ending September 30, 2028.

D. On July 24, 2023, the Original Lease was amended by a Third Amendment (the “Third Amendment”) whereby the term of the Lease was extended for a period of twenty-five (25) months beginning October 1, 2028 and ending October 31, 2030, so that the term of the Lease is coterminous with the lease entered into the same day for the premises located at 6365 Marindustry Drive, Suite B, San Diego, California 92121.

E. Lessor and Lessee desire to extend the term of the Lease for a period of sixty (60) months beginning November 1, 2030 and ending October 31, 2035 (the “Third Renewal Term”).

F. Except as otherwise provided in this Fourth Amendment, words and phrases having their initial letters capitalized in this Fourth Amendment shall have the meanings defined for such words and phrases in the Original Lease and First, Second and Third Amendments.

G. By this Fourth Amendment, Lessor and Lessee intend to modify and amend the Lease such that after the Amendment Effective Date the Original Lease as amended by the First, Second, Third and Fourth Amendments shall constitute the entire lease between Lessor and Lessee, which lease, including all amendments thereto, is referred to as the “Lease.”

AMENDMENT

1. The term of the Original Lease is hereby extended for the Third Renewal Term.

2. Between the Amendment Effective Date and the first day of the Third Renewal Term, the Base Rent shall remain as set forth in the Original Lease and First, Second and Third Amendments. Section 1.5 of the Lease is hereby expanded to provide for Base Rent payable during the Third Renewal Term, to provide as follows, immediately prior to Section 1.6:

Base Rent During Third Renewal Term
Months 1 – 12 (11/01/2030 – 10/31/2031)	$16,121.97
Months 13 – 24 (11/01/2031 – 10/31/2032)	$16,605.63
Months 25 – 36 (11/01/2032 – 10/31/2033)	$17,103.80
Months 37 – 48 (11/01/2033 – 10/31/2034)	$17,616.91
Months 49 – 60 (11/01/2034 – 10/31/2035)	$18,145.42

3. Lessee, at Lessee’s sole cost and expense, shall be allowed to perform the tenant improvements shown on Exhibit A, including the installation of increased electrical capacity from SDG&E (amperage to be determined), air handlers, and one additional backup generator. Lessee’s responsibility to restore the 6335 Premises to its original condition upon the expiration of this Lease, ordinary wear and tear excepted, shall be at Lessor’s discretion. For clarity, consistent with Section 8.4.3 of the Original Lease, the new electrical generator to be installed adjacent to the Premises, in addition to the modular cleanroom within the Premises and the existing electrical generator installed adjacent to the Premises, shall remain the property of Lessee and Lessee agrees to remove these from the Premises upon Lease termination.

4. Except as expressly amended or modified by this Fourth Amendment, the terms of the Lease shall remain in full force and effect to the extent those terms are not inconsistent with the terms of this Fourth Amendment.

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IN WITNESS WHEREOF, pursuant to Section 20.25 of the Original Lease, the undersigned approve this Fourth Amendment to be effective as of the Amendment Effective Date.

LESSOR:	Marindustry Partners, LP,
a California limited partnership

	By:	Blue Timber Properties, LLC,
a California limited liability company
	Its:	General Partner

/s/ Robert P. Pizzuto
	By:	Robert P. Pizzuto
	Its:	Manager
Date:

LESSEE:	Genelux Corporation,
a Delaware corporation

/s/ Thomas D. Zindrick
	By:	Thomas Zindrick
	Its:	Chief Executive Officer
	Date:	3/20/2026

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